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                                                                   EXHIBIT 10.12


                               LEASE AMENDMENT

                                   BETWEEN

                       ILLINOIS INSTITUTE OF TECHNOLOGY

                                     AND

                              DONLAR CORPORATION

This document is an amendment (the "Amendment") to the Office Lease dated August 1, 1992 (the "Office Lease") between Illinois Institute of Technology (the "Landlord") and Donlar Corporation (the "Tenant").

                                  ARTICLE 1
                          DEMISED PREMISES AND TERM

        A. SPECIFIC LOCATION AND TERMS. Subject to the terms, covenants and agreements in the Office Lease, Landlord does hereby demise and lease to Tenant and Tenant hereby accepts the following spaces in the buildings commonly known as Building 90 and Building 91, Moffett Campus, 6502 Archer Road, Bedford Park, Illinois.


Bldg   Room    Area     Described By   Lease Term      Terms
No.    No.   (Sq. Ft.)   Exhibits(s)   Commencing    Covered by
----   ----  ---------  ------------   ----------    ----------
90     234       81          B          08/01/92     Office Lease
90     236      231          B          08/01/92     Office Lease
90     238      510          B          08/01/92     Office Lease
90     239      234          B          02/01/93     Amendment
90     233       81          B          06/01/93     Amendment
90     235      639          B          06/01/93     Amendment
91     1st fl  1400         C,D         06/01/93     Amendment
91     2nd fl   200          E          06/01/93     Amendment
90     232      275          B          11/01/93     Amendment


The Office Lease and this Amendment shall terminate on July 31, 1994, unless sooner terminated or extended as provided in the Office Lease.

                                  ARTICLE 2

        A.  RENT
        1. For the Building 90 space covered by this Amendment, Tenant shall pay to Landlord rent in the amount of fifteen dollars ($15.00) per square foot per annum.
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              2.  For the Building 91 Pilot Plant space covered by this
              Amendment, Tenant shall pay to Landlord rent in the amount of eight dollars ($8.00) per square foot per annum.



              B. INTEREST ON OVERDUE PAYMENTS. Interest on overdue payments covered by this Amendment is waived for a period extending from the commencement of the lease term shown in Article 1, Section A, to thirty (30) days after the date of execution of this Amendment.



                                   ARTICLE 3
                     PILOT  PLANT: ADDITIONAL REQUIREMENTS



The following items pertain to the activities to be performed in the Pilot Plant space.



     A. STRUCTURAL MODIFICATIONS. The Tenant shall be responsible for all structural analysis of existing Pilot Plant mezzanine floors and other installations that require structural analysis. Any modifications to the existing structural systems and/or floor grating must be approved by the Landlord in advance of any work commencing.


     B. UTILITIES. The Tenant shall pay for all utilities used in the operation of the aforementioned Pilot Plant area. Utilities available in the Pilot Plant are:



                    Electrical Power - 440-480 volts, 3 phase
                                       110-120 volts, single phase
                    Steam - 160-170 psig
                    Water - 60-85 psi
                    Natural Gas
                    Potable water is available only in the drinking fountains.


In the event that these utilities are not metered, an estimate of usage will be based on the type, quantity, and time of utility usage. The Tenant will be billed monthly for these utilities at Landlord's cost.

The Tenant shall comply with all Water Reclamation District ordinances and shall be responsible for the waste streams generated in the operation of the Pilot Plant. The cost of disposal of liquid wastes shall be based on the quantity of water discharged into the sewer system by the Tenant.





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All Pilot Plant electrical installations by Tenant shall meet or exceed NEMA 12 electrical specification.



    C. NOISE CONTROL. The Tenant shall be responsible for controlling the noise level generated by Tenant's equipment installed in the Pilot Plant. Noise reduction devices and modifications to the Tenant's operation may be necessary if the noise level exceeds 85 dba. The Landlord will make periodic checks of the Pilot Plant to assure that the noise level does not exceed this level.



    D. ODOR CONTROL.  The Tenant shall be responsible for controlling odors that may be generated in the Pilot Plant operation. In the event of a release of unpleasant odors, the Tenant shall take immediate steps to
eliminate odors in the Building.   In addition, the Landlord must be informed
in writing of the possible odors to be generated through normal operation or any episodes occurring during abnormal operation and shall approve the Tenant's odor control plan prior to commencing any new operation.

    E. ACCESS TO THE PILOT PLANT. Access to the Pilot Plant will be restricted to the following locations:

  1. The double door at the east side of the Pilot Plant.
  2. The overhead door at the west side of the Pilot Plant.
  3. Other doors shall be used only as emergency exits.

All pedestrian ingress and egress, deliveries, disposal of refuse, materials and other waste must occur at these locations only. The Tenant will be responsible for ensuring that the security of the Pilot Plant is not breached.

The Tenant has the right to use the Pilot Plant 24 hours a day, 7 days a week. Normal hours of operation are 7:00 a.m. until 6:00 p.m., Monday through Friday. After hours lighting of the Pilot Plant will be billed at actual cost.

    F. RESTORATION OF THE PILOT PLANT. At the termination of this Office Lease and this Amendment, the Tenant agrees to remove all utilities such as
electricity and water to the point of origin in the building.   For example, if
electricity was installed from the main electrical supply room to the Tenant space, it must be removed back to the point of origin.

    G. PILOT PLANT SAFETY. The Tenant must supply copies of Material Safety Data Sheets (MSDS) for all materials used in the operation of the Pilot Plant equipment to the Landlord. These





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sheets must be on file with the Landlord prior to the commencement of any activity utilizing the material. In addition, copies of these Data Sheets must be inserted in the appropriate binder located at the first and second floor entrances of the Pilot Plant.

A representative of the Tenant shall attend at least two/thirds of the monthly safety meetings called by the Landlord's representative.

       H. FUTURE INSTALLATIONS. The Tenant must submit plans for all proposed Pilot Plant installations for review and approval of the Landlord. The
Landlord will review the plans for a maximum of 15 working days and will approve or reject in writing the proposed installation based on stated criteria.
These criteria include, but are not limited to the following: compatibility with othe Pilot Plant operations; hazardous installations; environmentally sensitive installations.


IN WITNESS WHEREOF, Landlord and Tenant have caused this amendment to be executed on the date first above written.


                            LANDLORD: ILLINOIS INSTITUTE OF TECHNOLOGY
                                      an Illinos not-for-profit corporation

                                      BY: /s/
                                         -------------------------------------

                                      ITS: Vice President
                                          ------------------------------------

                            TENANT:   DONLAR CORPORATION

                                      BY: /s/ Larry P. Koskan
                                         -------------------------------------

                                      ITS: President
                                          ------------------------------------
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                                DONLAR EXHIBIT B

                               SECOND FLOOR PLAN
                               -----------------
                                 BUILDING 90

                        Occupancy

                [  ]    Starting Date
                        -------------
                        August 1, 1992

                [  ]    June 1, 1993

                [  ]    October 1, 1993

                Date:  03/01/94 By: R. L. Opila
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                                DONLAR EXHIBIT C

                                FIRST FLOOR PLAN
                                ----------------
                                  BUILDING 91

                                PILOT PLANT AREA
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                                DONLAR EXHIBIT D

                                   FLOOR PLAN




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                                DONLAR EXHIBIT E

                               SECOND FLOOR PLAN
                               -----------------
                                  BUILDING 91